Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Carol B. Armitage
Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Samuel E. Beall, III
Samuel E. Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Dennis E. Foster
Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Francis X. Frantz
Francis X. Frantz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Jeff Hinson
Jeff Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Judy K. Jones
Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ William A. Montgomery
William A. Montgomery

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to one or more Registration Statements on Form S-8, Form S-3, or other applicable form prescribed by the regulations of the Securities and Exchange Commission, and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock in connection with the merger of Peach Merger Sub, Inc. and Paetec Holding Corp., including but not limited to, in order to register the issuance of delivery of the Company’s Common Stock under the plans set forth on Schedule A and all awards issued thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 2, 2011.

/s/ Alan L. Wells
Alan L. Wells

Schedule A

Equity Plans and Awards

PAETEC Holding Corp. 2011 Omnibus Incentive Plan

PAETEC Holding Corp. 2007 Omnibus Incentive Plan

PAETEC Corp. 2001 Stock Option and Incentive Plan

PAETEC Corp. 1998 Incentive Compensation Plan

US LEC Corp. 1998 Omnibus Stock Plan

McLeodUSA Incorporated 2006 Omnibus Equity Plan

PAETEC Holding Corp. 2011 Agent Incentive Plan

PAETEC Holding Corp. 2009 Agent Incentive Plan

PAETEC Communications, Inc. Agent Incentive Plan

Non-Plan Warrants Issued to Certain Stockholders of PAETEC Holding Corp.